                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  April 2, 2002
                Date of report (Date of earliest event reported)



                          ON Semiconductor Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                   000-30419                         36-3840979
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (I.R.S. Employer
     of incorporation)             File Number)           Identification Number)


ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona                                                           85008
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



                                  602-244-6600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated April 2, 2002 titled "Industry Titan Joins ON Semiconductor."



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

Exhibit Number             Description
--------------             -----------

        99                 Press release for ON Semiconductor Corporation dated
                           April 2, 2002 titled "Industry Titan Joins ON
                           Semiconductor."




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ON SEMICONDUCTOR CORPORATION
                                          ----------------------------
                                                  (Registrant)



Date: April 2, 2002
                                   By:    /S/  JOHN T. KURTZWEIL
                                          ------------------------------------
                                          John T. Kurtzweil
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer





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
                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

       99                  Press release for ON Semiconductor Corporation dated
                           April 2, 2002 titled "Industry Titan Joins ON
                           Semiconductor."




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